SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

|_|     Preliminary Proxy Statement

|_|     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
        (e)(2))

|X|     Definitive Proxy Statement

|_|     Definitive Additional Materials

|_|     Soliciting Material Pursuant to ? 240.14a-12

                                NORTH BAY BANCORP
           --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
           --------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

|X|       No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         3)      Per  unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4)      Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5)      Total fee paid:
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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         1)      Amount Previously Paid:
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         4)      Date Filed:
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

                         NOTICE OF SECOND ANNUAL MEETING
                               OF SHAREHOLDERS OF
                                NORTH BAY BANCORP

TO THE SHAREHOLDERS OF NORTH BAY BANCORP:

         NOTICE IS HEREBY GIVEN that the Second Annual Meeting of the Shareholders of North Bay Bancorp will be held at the Chardonnay Golf Club, 2555 Jamieson Canyon Road, Napa, California, on Tuesday, April 24, 2001, at 7:00 p.m. to consider and act on:

(1) Election of Directors. The Board of Directors intends at this time to present the following nominees for election:

                         Thomas N. Gavin             David B. Gaw
                         Fred J. Hearn               Conrad W. Hewitt
                         Harlan R. Kurtz             Richard S. Long
                         Thomas H. Lowenstein        Thomas F. Malloy
                         Terry L. Robinson           James E. Tidgewell

Nominations for election of members of the Board of Directors may be made by the Board of Directors or any shareholder of the Company entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named above) must be made in writing and must be delivered or mailed to the President of the Company not more than ten (10) days after delivery or mailing of this Notice. Such notification must contain the following information, to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of the capital stock of the Company beneficially owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company beneficially owned by the notifying shareholder. The notification must be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith will be disregarded by the chairman of the meeting, and upon his instructions, the inspector of the election will disregard all votes cast for each such nominee. The time limitations set forth in this paragraph do not apply to the nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

(2) Ratification of the Selection of Arthur Andersen LLP. The shareholders will be asked to ratify the Company's selection of Arthur Andersen LLP, independent certified public accountants, as the independent auditors of North Bay Bancorp for the year ending December 31, 2001.

         Other Business. The shareholders will consider and act on such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 1, 2001 are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Meeting, and in that event your proxy will not be used.

Dated:  March 28, 2001


                                                             Wyman G. Smith, III
                                                             Corporate Secretary


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
            RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE
                         ENCLOSED POSTAGE PAID ENVELOPE

                                 PROXY STATEMENT
                                     FOR THE
                      SECOND ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                NORTH BAY BANCORP
                               1500 SOSCOL AVENUE
                             NAPA, CALIFORNIA 94559
                                 (707) 257-8585

                     To Be Held April 24, 2001 at 7:00 p.m.
        at the Chardonnay Golf Club, 2555 Jamieson Canyon Road, Napa, CA

                       -----------------------------------

                                TABLE OF CONTENTS

GENERAL INFORMATION FOR SHAREHOLDERS...........................................1

PRINCIPAL SHAREHOLDERS.........................................................2

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.................................3

1.       ELECTION OF DIRECTORS.................................................3
         COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.....................8
              REPORT OF AUDIT COMMITTEE........................................8
              REPORT OF COMPENSATION COMMITTEE.................................9
         SECURITIES OWNERSHIP OF MANAGEMENT...................................12

         EXECUTIVE COMPENSATION...............................................16
              Summary Executive Compensation Table............................16
              Option Grants and Exercises.....................................17
              Termination of Employment and Change of Control Arrangements....19
              Compensation of Directors.......................................19

         OTHER INFORMATION REGARDING MANAGEMENT...............................23
              Management Indebtedness.........................................23
              Certain Business Relationships..................................23
              Reports of Changes in Beneficial Ownership......................23

2.       RATIFICATION OF INDEPENDENT AUDITORS.................................24


Availability of Form 10-KSB...................................................25

Shareholder Proposals.........................................................25

Other Matters.................................................................25

APPENDIX A. -  North Bay Bancorp Audit Committee Charter

                      GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of North Bay Bancorp ("the Company" or "North Bay") for use at the Second Annual Meeting of Shareholders to be held at the Chardonnay Golf Club, 2555 Jamieson Canyon Road, Napa, California on Tuesday, April 24, 2001, at 7:00 p.m. Only shareholders of record at the close of business on March 1, 2001, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 1,856,899 shares of its Common Stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. This proxy statement will be first mailed to shareholders on or about March 28, 2001.

As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals.

Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. If cumulative voting is utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or may distribute the same number of votes among as many candidates as the shareholder desires. Pursuant to California law and the Company's bylaws, no shareholder may cumulate votes unless the name of any candidate for which such votes would be cast has been placed in nomination prior to the voting in accordance with the Company's bylaws and, also prior to the voting at the Annual Meeting, any shareholder has given notice of that shareholder's intention to cumulate that shareholder's votes at such meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice nor to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper form at the Annual Meeting, in which instance the Board of Directors intends to cumulatively vote all the proxies held by it in favor of the nominees for office as set forth herein. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

The proxy committee is composed of two officers of the Company, Terry L. Robinson and Wyman G. Smith, III, who will vote all shares of Common Stock represented by the proxies. However, the proxy committee cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy committee discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be directly solicited by officers, directors and employees of the Company. Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

The voting of proxies will be tabulated by a representative of Registrar and Transfer Company, which has been appointed as the Company's independent inspector of election. The inspector of election will be present at the meeting in order to tabulate the voting of any proxies returned and ballots cast at that time. Except as required by law, the vote indicated on each individual proxy card and ballot will be held confidential.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000, accompanies this Proxy Statement. Additional copies of the Annual
Report are available upon request to Pansy F. Smith, Assistant Corporate Secretary of the Company.

PRINCIPAL SHAREHOLDERS

As of March 1,  2001,  the  following  persons  were  known  by the  Company  to beneficially own more than five percent (5%) of the outstanding Common Stock:
                         Relationship           Number of Shares      Percent of Class (1)
Name and Address         with Company          Beneficially Owned      Beneficially Owned
------------------------------------------------------------------------------------------
Houghton Gifford, M.D.   Director Emeritus         113,192  (2)              6.12%
3219 Vichy Avenue        of The Vintage Bank
Napa, CA  94558

-------------------------

(1) In computing the percentage of outstanding Common Stock owned beneficially the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 20, 2001 and (ii) assuming options exercisable by the named person within 60 days have been exercised.

(2) Included in the total for Dr. Gifford are 644 shares held as custodian for a minor under the California Uniform Transfers to Minors Act and 112,548 shares held in the name of the Gifford Family Trust dated April 8, 1985, of which Dr. Gifford is trustee.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.       ELECTION OF DIRECTORS

It is intended to elect ten (10) Directors of the Company, pursuant to a resolution of the Board of Directors fixing the authorized number of Directors at ten (10). The Directors so elected will hold office for a term continuing until the next Annual Meeting and until their successors are duly elected and qualified. All of the nominees are at present members of the Board of Directors of the Company. If any nominee should refuse or be unable to serve, the proxies will be voted for such person as the Board of Directors may designate to replace that nominee. The Board presently has no knowledge that any of the nominees will refuse or be unable to serve. The nominees (up to the number of directors to be elected) receiving the highest number of votes are elected. Votes against a director and votes withheld have no legal effect.

Information is provided below regarding the individual nominees, as well as regarding the executive officers of the Company, each of whom serves on an annual basis and must be selected by the Board of Directors annually pursuant to the bylaws of the Company.(3) The ages stated are as of March 1, 2001.

Dale Brain, age 53, is Executive Vice President and Chief Operating Officer of North Bay and has been employed by North Bay since October 2000. Prior to joining North Bay, Mr. Brain served as the COO for Tactive, a B2B Internet start up company headquartered in Columbus, Ohio. Prior to Tactive Mr. Brain ran information services and operations for Napa National Bank. Before coming to Napa National, Mr. Brain spent 5 years at Kaiser Permanente where he ran Client Services and Remote Delivery For the Northern California HMO. Mr. Brain began his career at Bank of America where during his 20-year tenure, he moved from branch operations to administration and finally to heading up out of state acquisitions of RTC held savings and loan organizations. Mr. Brain attended the University of Michigan and holds a graduate degree in Business from USF.

Lee-Ann Cimino, age 37, is Senior Vice President and Chief Financial Officer of North Bay, Solano Bank and The Vintage Bank. Ms. Cimino joined The Vintage Bank in 1987. Prior to becoming employed by The Vintage Bank, Ms. Cimino served as Operations Manager for Lamorinda National Bank. Ms. Cimino is past treasurer of the Napa Valley D.A.R.E. Foundation and a member of the board of directors of the Banker Executive Council of Northern California and of the Napa Valley Safe School Foundation.

-----------------------------
(3) As used throughout the Proxy Statement, the term "Executive Officer" means the President, Executive Vice President/Credit Administrator, Executive Vice President/Chief Operating Officer, Senior Vice President/Chief Financial Officer, Senior Vice President/Marketing and Investment, and President and Chief Executive Officer of Solano Bank.

Thomas N. Gavin, age 48, is a Director of North Bay and a director and Chairman of the Board of Solano Bank, since 2000. Mr. Gavin is the owner of Gavin & Schreiner, a benefit planning company started in 1985. He is also an insurance agent for New York Life, where he has been affiliated for over twenty five years. Mr. Gavin earned his Associate of Arts degree from Solano Community College and a B.A. in sociology from the University of California at Davis. He completed his insurance agent education and was awarded his CLU from American College. Mr. Gavin has been active in professional and local civic and social organizations, including the Benicia Rotary Club (President 1994-1995), the Benicia Chamber of Commerce (President 1987); St. Patrick -St. Vincent High School Board of Regents (President 1996); and the Benicia Mainstreet Program Board of Directors (President 1988). He is also a member of the Sutter-Solano Hospital Foundation Board and the Board of Directors for St. Dominic's Church in Benicia, where he has also coached basketball and softball for PAL.

David B. Gaw, age 55, has served as a director of The Vintage Bank since 1984 and served as Chairman of the Board of Directors from 1992 to 1994. He is also a Director of North Bay and Solano Bank. Mr. Gaw has been engaged in the practice of law in Napa and Solano Counties for more than twenty-nine years and is one of the founding members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation with offices in Napa, Fairfield, Vacaville and Redlands. Mr. Gaw is certified by the California State Board of Legal Specialization in Probate, Estate Planning, and Trust Law, and a Certified Elder Law Attorney by the National Elder Law Foundation. Mr. Gaw has served as President of the Napa County Bar Association. He is a member of The Queen of the Valley Hospital Foundation Board of Trustees, and is a member of Boards of Directors of North Bay Hospital Foundation, the Solano Community Foundation, and the North Bay Health Care Group. North Bay, Solano Bank, and The Vintage Bank have retained the legal services of Mr. Gaw's law firm since their organization and expect to retain the firm's services in 2001.

Fred J. Hearn, Jr., age 47, has served as a Director of North Bay and Solano Bank since 2000. Mr. Hearn is President of Hearn Pacific Construction, a real estate general contracting company headquartered in Vacaville for more than twenty-five years. He is also a member in Pacific Valley Development Company and President of Pacific Concrete Construction Company Inc. Mr. Hearn is an active member of both the Fairfield and Vacaville Chambers of Commerce, the Solano Commercial Brokers and the Solano Economic Development Corporation. He has also served on the Notre Dame Parochial School Board as secretary and vice president for two terms and is a member of the Green Valley Country Club where he served on the Building and Grounds Committee. Mr. Hearn helped organize the Vacaville Homeless Shelter and presently serves on the Vacaville Chamber of Commerce Economic Development Committee.

Conrad W. Hewitt, age 64, joined the Board of North Bay in November, 1999 and is a consultant. He is a member of the Board of Directors of Global Intermodal Systems, Inc., where he serves as Chairman of the Audit Committee and as a member of the Compensation Committee. Also, he is a member of the Board of Directors of ADPAC, Inc., Click Books.com, Inc., and Point West Capital Corporation. Mr. Hewitt serves as Chairman of the Point West Capital Corporation Board of Directors' Audit Committee and is a member of Point West's Compensation and Executive Committees. He is also an advisory director for Clark/Bardes Consulting and Private Capital Corporation. Mr. Hewitt served as Superintendent of Banks and

Commissioner, Department of Financial Institutions, State of California from 1995 to 1998. Prior to 1995, Mr. Hewitt was the Managing Partner, North Bay Area, Ernst & Young and was employed by Ernst & Young for thirty-three years until his retirement. Mr. Hewitt is a Certified Public Accountant. Mr. Hewitt received a B.S. in Finance and Economics from the University of Illinois and did post-graduate work at the University of Southern California.

Harlan Kurtz, age 70, is a Director of North Bay and has served as a Director of The Vintage Bank since 1988 and has devoted a substantial amount of his time serving as Chairperson of the Bank's Site Committee. Mr. Kurtz will retire from The Vintage Bank as of April 24, 2001. He is a general contractor and President of K-H Development Corporation. Mr. Kurtz also serves as general partner of a number of real estate limited partnerships.

Richard S. Long, age 56, is a director of North Bay since 1999 and presently serves as Chief Executive Officer of Regulus Integrated Solutions, LLC. He became a director of North Bay in November, 1999. Mr. Long has over twenty-five years of entrepreneurial and executive management experience. Regulus is a remittance processor for major banks and corporations with over twenty locations in the United States and Canada. In 1998 Mr. Long sold his company, Quantum Information Corporation, to Regulus. Quantum, which has now been merged into Regulus, is an information distribution management company that outsources the processing, printing and distribution of time critical financial documents. Prior to Quantum, Mr. Long spent seventeen years in the industrial gas and equipment business. Starting in sales and moving through management to CEO and owner of Bayox, Inc., he sold this business to Union Carbide Corporation in 1983. Mr. Long then bought out the investment group that started Boboli and subsequently sold the United States and Canadian segments of this business to General Foods in 1988. The international segment of this business was sold in 1995.

Thomas H. Lowenstein, age 58, is a director of North Bay and Chairman of the Board of The Vintage Bank and has served as a Director of The Vintage Bank since 1988. He is President of North Bay Plywood, a company engaged in the manufacture and sale of building materials. Mr. Lowenstein has been active in the affairs of St. Apollinaris School, Product Services Incorporated (PSI) and the Justin High Foundation, having served on the boards of St. Apollinaris School and PSI and as a Past President of St. Apollinaris School Board.

Thomas F. Malloy, age 58, is Chairman of the Board of Directors of North Bay and has served as a Director of The Vintage Bank since 1984. He is an insurance broker and a Member in Malloy Imrie & Vasconi Insurance Services LLC with offices in Napa and St. Helena. Mr. Malloy is a member and Past President of the Napa County Independent Insurance Agents Association and Past President of the Napa Active 20-30 Club.

Kathi Metro, age 46, is the Executive Vice President and Credit Administrator of North Bay and Executive Vice President and Chief Lending Officer of The Vintage Bank and has been employed by The Vintage Bank since 1985. Prior to becoming employed by The Vintage Bank, Ms. Metro was an Assistant Vice President and Branch Manager of Napa Valley Bank. She is an alumnus of Leadership Napa Valley and is a former member of the Leadership Napa Valley Foundation Committee. In addition, Ms. Metro is a former Director of C.O.P.E. and former member of the Napa County Commission on the Status of Women and the Professional Business

Services Committee of the Napa Chamber of Commerce. She is currently a member of the North Napa Rotary Club and the Board of Directors of the Napa Valley College Foundation and a member of the California Bankers Association Real Estate Legislation Committee.

Mark Richmond, age 37, is Senior Vice President for Marketing and Investments for North Bay. He has been employed by The Vintage Bank since January 17, 1995. From December of 1992 until becoming employed by The Vintage Bank, Mr. Richmond served as a managing partner for Protective Financial Insurance Services, Inc. His experience in the banking industry comes from sales and management responsibilities with both community banks and statewide financial institutions. Mr. Richmond has worked with Union Federal Savings, Santa Barbara Savings, American Savings Bank and WestAmerica Bank.

Terry L. Robinson, age 53, is President and Chief Executive Officer of North Bay and The Vintage Bank, as well as a Director. He is also a Director of Solano Bank and has been employed by The Vintage Bank since 1988. Mr. Robinson recently concluded his term as president of the Western Independent Bankers. Prior to joining the Bank, Mr. Robinson served as Executive Vice President and a member of the Board of Directors of American Bank of Commerce in Boise, Idaho. Mr. Robinson is a Past President of the Napa Valley Symphony Association, a past founding director the Community Foundation of Napa Valley and was Co-Chair of the Napa Boys and Girls Club capital campaign. He currently serves as a member of the Queen of the Valley Hospital Foundation Board of Trustees, and is a member of the Napa Rotary Club. Mr. Robinson holds a B.S. of Business in Accounting from the University of Idaho and a M.B.A. in finance from U.C. Berkeley.

Glen C. Terry, age 49, is the President, Chief Executive Officer, Chief Lending Officer, and a Director of Solano Bank. Prior to the opening of Solano Bank, he served as the Senior Vice President and Solano Region Manager of The Vintage Bank since 1999. Prior to being employed by The Vintage Bank, Mr. Terry was President of the Solano Region of Sierra West Bank, President & CEO of Napa Valley Bank, and previously held other positions at WestAmerica Bank. Mr. Terry has also worked with First Interstate Bank and Zions First National Bank. Mr. Terry is an alumnus of Leadership Santa Rosa, has served on the Santa Rosa Design Review Board, the Santa Rosa Chamber of Commerce, the Napa Chamber of Commerce, Clinic Ole' and is a member of the Vacaville Noon Rotary Club. Mr. Terry received a B.S. in Political Science from Utah State University and an M.B.A. from the University of Utah.

James E. Tidgewell, age 55, is a Director of North Bay and Vice Chairman of the Board of The Vintage Bank, and has served as a Director of The Vintage Bank since 1988. He is a certified public accountant and partner in the accounting firm of G & J Seiberlich & Co LLP, with which he has been associated since 1975. Mr. Tidgewell received a B.S. degree in accounting from the University of Notre Dame in 1968 and thereafter spent approximately five years as an accountant with Price Waterhouse & Co. Mr. Tidgewell is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. He is a Past President of the Napa Active 20-30 Club, a member of the Napa Rotary Club and a member and president of The Queen of the Valley Hospital Foundation Board of Trustees.

During 2000, the Company's Board of Directors met fourteen (14) times. All of the Directors of the Company standing for reelection attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which she or he served.

No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. No director or executive officer of the Company has any family relations with any other director or executive officer of the Company.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Company has standing Audit and Compensation Committees The Company does not currently have a nominating committee; the Board of Directors in its entirety acts upon nominations.

Audit Committee

The Audit Committee, which consisted of Conrad W. Hewitt as chairman, Thomas N. Gavin, Harlan R. Kurtz, Thomas H. Lowenstein and James E. Tidgewell, met five
(5) times during the fiscal year ended December 31, 2000. The functions of the Audit Committee are to recommend the appointment of and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

REPORT OF AUDIT COMMITTEE

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

North Bay Bancorp (March 13, 2001)


The Audit Committee of the North Bay Bancorp Board of Directors (the "Audit Committee") is composed of five independent directors and operates under a written charter adopted by the Board of Directors (Exhibit A). The members of the Audit Committee are Conrad W. Hewitt (Chairman), Thomas N. Gavin, Harlan R. Kurtz, Thomas H. Lowenstein and James E. Tidgewell. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.


Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Arthur Andersen LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Arthur Andersen LLP. The Audit Committee discussed with Arthur Andersen LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Arthur Andersen LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Arthur Andersen LLP that firm's independence.

Based on the Audit Committee's discussion with management and Arthur Andersen LLP and the Audit Committee's review of the representation of management and the report of Arthur Andersen LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

We have also considered whether the provision of services by Arthur Andersen LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company's 10-QSB for the quarters ended March 31, June 30 and September 30, 2000, is compatible with maintaining Arthur Andersen LLP's independence.

Respectfully submitted by the Audit Committee,

Conrad W. Hewitt, (Chair), Thomas N. Gavin, Thomas H. Lowenstein, Harlan R. Kurtz, James E. Tidgewell

Compensation Committee

The Compensation Committee consisted of Richard S. Long, as chair, Fred W. Hearn, Conrad W. Hewitt, Thomas H. Lowenstein, and Thomas F. Malloy met eight
(8) times during the fiscal year ended December 31, 2000. The principal functions of the Compensation Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. The goals of the Company's executive compensation programs are to:

         1.   Align executive compensation with shareholder interests;

         2.   Attract, retain, and motivate a highly competent executive team;

         3.   Link compensation to Company, Bank and individual performance; and

         4. Achieve a balance between incentives for short-term and long-term performance.

The Compensation Committee reviews and approves the recommendations of the Company's President for all elements of executive compensation. No officer of the Company is present during discussion or deliberations of his or her own compensation. In addition to periodically reviewing executive compensation in light of Company and individual performance, the Compensation Committee periodically compares all elements of compensation of Company executive officers with compensation for comparable positions within the community banking industry.

Approximately 25% to 40% of executive officer cash compensation is contingent upon Company performance and adjusted as appropriate for individual performance. Grants under the Company's stock option plans are designed to further strengthen the linkage between shareholder return and executive compensation. The Board of Directors annually determines targets for Company revenues, earnings, return on assets and return on equity to be used as the measurement points for decisions regarding executive compensation. Executive officer salary adjustments are determined by a subjective evaluation of performance by comparisons to peers within the community banking industry. Bonuses are awarded in amounts determined by the Board of Directors in accordance with an incentive plan adopted annually by the Board, which relates the amount of bonuses paid to the performance of the Company.

The Board of Directors determined the CEO's compensation for 2000 based in part on the incentive compensation plan mentioned above. This plan allows the Directors to determine bonus compensation as it relates to Company performance. The CEO's salary is determined by comparisons with CEO salaries of peer groups within the banking industry. Thirty-six percent (36%) of the CEO's compensation for 2000 was a result of bonus awarded in accordance with the Bank's performance.

Respectfully submitted by the Compensation Committee,

Richard S. Long as Chair, Fred W. Hearn, Conrad W. Hewitt, Thomas H. Lowenstein, and Thomas F. Malloy.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

There were no interlocking relationships where (a) an executive officer of North Bay or the Banks served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Banks; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Banks; or (c) an executive officer of North Bay or the Banks served as a member of the compensation committee of another entity, one of whose executive officers served as a director of North Bay or the Banks.

Shareholder Return on Performance Graph

The following graph compares changes in the value of $100 invested at year end 1999 in the Company's Common Stock, in the Standard & Poors 500 Composite Stock Price Index (the "S&P 500"), and in an industry index, assuming that all dividends were reinvested. The Company's industry index is the NASDAQ BANK Index (the "NASDAQ BANK"), which is a composite of all NASDAQ companies with a SIC code of #6022.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


NORTH BAY BANCORP NAPA CA

                                                    Cumulative Total Return
                                                  ---------------------------
                                                  11/4/1999    11/00    12/00

NORTH BAY BANCORP                                 100.00       80.80    72.92
S & P 500                                         100.00      108.04    98.20
NASDAQ BANK                                       100.00       94.96   108.44

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 1, 2001, pertaining to beneficial ownership of the Company's Common Stock by those persons nominated for election as directors and the executive officers listed in the Summary Executive Compensation Table set forth hereinafter, as well as with respect to all directors and executive officers as a group. The information contained herein has been obtained from the Company's records or from information furnished directly by the individuals to the Company. The numbers in the column entitled "Number of Shares Beneficially Owned" reflect stock dividends paid through March 1, 2001. (4) The table should be read with the understanding that more than one person may be the beneficial owner of, or possess certain attributes of beneficial ownership with respect to, the same shares.


-----------------------------
(4) Upon the payment of a stock dividend, all unexercised stock options are automatically adjusted so that the aggregate purchase price and the fractional proportion of outstanding stock represented by the options remain unchanged.

                                                          Number of
                                                          Shares
                                                          Beneficially
Name                           Nature of Position         Owned               Ownership        Percent(5)
----                           ------------------         -----               ---------        ----------
Thomas N. Gavin                Director of North Bay       2,384                 6, 7            0.12%
                               and Chairman of the
                               Board and Director of
                               Solano Bank

David B. Gaw                   Director of North Bay,     17,463                    8            0.90%
                               Solano Bank and The
                               Vintage Bank

Fred J. Hearn                  Director of North Bay       4,772                 6, 9            0.24%
                               and Solano Bank

Conrad W. Hewitt               Director of North Bay       3,929                   10            0.20%

Harlan R. Kurtz                Director of North Bay      36,960                6, 11            1.90%
                               and The Vintage Bank

Richard S. Long                Director of North Bay      11,823                6, 12            0.61%

Thomas H. Lowenstein           Director of North Bay      26,364                6, 13            1.35%
                               and Chairman of the
                               Board of The Vintage Bank

Thomas F. Malloy               Chairman of the Board of   54,498                6, 14            2.80%
                               North Bay and Director
                               of The Vintage Bank

--------------------------
5 In computing the percentage of outstanding Common Stock owned beneficially by each director, the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 20, 2001, and (ii) assuming options exercisable by the director within 60 days have been exercised.

                                                          Number of
                                                          Shares
                                                          Beneficially
Name                           Nature of Position         Owned               Ownership        Percent(5)
----                           ------------------         -----               ---------        ----------
Kathi Metro                    Executive V.P. of Credit    15,304              6, 15               0.79%
                               Administration of North
                               Bay, Executive V.P.
                               and
                               Chief Lending Officer of
                               The Vintage Bank

Terry L. Robinson              Director, CEO of North       70,208                16               3.60%
                               Bay and The Vintage Bank
                               and Director of Solano
                               Bank

Glen C. Terry                  Director, President, CEO      4,591             6, 17               0.24%
                               and Chief Lending
                               Officer of Solano Bank

James E. Tidgewell             Director of North Bay        12,583             6, 18               0.63%
                               and The Vintage Bank

All Current Executive                                      260,579                19              13.38%
Officers and Directors as a
group (total of 15)

6 Pursuant to California law, personal property held in the name of a married person may be community property as to which either spouse has the power and ability to manage and control in its entirety.

7 Included is the total for Mr. Gavin is 715 shares held by Edward Jones & Co. as custodian FBO Patrice M. Gavin.

8 Included in the total for Mr. Gaw are 15,400 shares held in the name of the Gaw Family Trust dated September 22, 2000, of which he is the trustee; 158 shares as custodian for minors under the California Uniform Transfers to Minors Act; and 1,459 shares as to which Mr. Gaw holds an option exercisable on April 30, 2001.


                                      -14-


9 Included in the total for Mr. Hearn are 4,772 shares held in the name of the Hearn Family Trust dated December 31, 1996 of which Mr. Hearn is a trustee and to which he has shared voting power.

10 Included in the total for Mr. Hewitt are 1,323 shares as to which Mr. Hewitt holds an option exercisable as of April 20, 2001.

11 Included in the total for Mr. Kurtz are 30,003 shares held in the name of the Kurtz Family Trust dated February 25, 1992, of which Mr. Kurtz is trustee and as to which he has shared voting power; 4,040 are held as custodian for minors under the California Uniform Transfers to Minors Act; and 2,917 shares as to which Mr. Kurtz holds an option exercisable on April 30, 2001.

12 Included in the total for Mr. Long are 10,500 shares held in the Richard S. Long and Cynthia A. Long Trust dated September 15, 1993, of which Mr. Long is a trustee and as to which he has shared voting power; and 1,323 shares as to which Mr. Long holds an option exercisable as of April 30, 2001.

13 Included in the total for Mr. Lowenstein are 20,040 shares held in the name of the Lowenstein Family Trust dated October 8, 1992, of which he is a trustee and as to which he has shared voting power; 3,407 shares held in the name of North Bay Plywood Profit Sharing Trust, of which he is a trustee and as to which he has shared voting power; and 2,917 shares as to which Mr. Lowenstein holds an option exercisable as of April 30, 2001.

14 Included in the total for Mr. Malloy are 37,739 shares held in the name of the Malloy Family Trust dated August 31, 1990, of which he is a trustee and as to which he has shared voting power; and 15,058 shares held in the name of the Malloy Imrie & Vasconi Insurance Services LLC 401(k) Profit Sharing Plan of which he is not a trustee but as to which he may indirectly have shared voting power.

15 Included in the total for Ms. Metro are 4,198 shares as to which Ms. Metro holds an option exercisable as of April 30, 2001.

16 Included in the total for Mr. Robinson are 34,197 shares held in the name of Snake River Honey Co., Inc., of which he is a director and as to which he has shared voting power; and 4,410 shares as to which Mr. Robinson holds an option exercisable as of April 30, 2001.

17 Included in the total for Mr. Terry are 2,205 shares as to which Mr. Terry holds an option exercisable as of April 30, 2001.

18 Included in the total for Mr. Tidgewell are 1,459 shares as to which Mr. Tidgewell holds an option exercisable as of April 30, 2001.

19 In computing the percentage of outstanding Common Stock owned beneficially by all Current Executive Officers and Directors as a group, it is assumed that those options granted to any member of the group which are exercisable within 60 days have been exercised and that therefore, the total number of outstanding shares of the class has been increased by 28,266 the number of shares subject to such exercisable options by all members of the group.

                                      -15-

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth a summary of the compensation paid during each of the Company's last three completed fiscal years for services rendered in all capacities to Terry Robinson, the President and Chief Executive Officer of the Company and to Kathi Metro and Glen Terry, the only other executive officers of the Company whose annual compensation exceeded $100,000 during 2000. (Mr.
Robinson, Ms. Metro, and Mr. Terry are sometimes collectively referred to as the "Named Executive Officers").
                                       Summary Executive Compensation Table

                                                                                     Long Term
                                                                                    Compensation
                                                 Annual Compensation                   Awards

-------------------------- ---------- ------------------------------------------- ----------------- -----------------
                                                                                     Securities           All Other
Name and Principal                                              Other Annual         Underlying         Compensation
Position                     Year     Salary ($)    Bonus ($)   Compensation          Options (#)            ($)
-------------------------- ---------- ------------ ------------ ----------------- ----------------- -----------------
Terry L. Robinson,           2000      183,917       68,850        -0-                  -0-                25,488
President and Chief
Executive Officer
                             1999      173,250       63,415        -0-                 11,576              21,711
                             1998      164,333       47,000        -0-                  -0-                35,396

Kathy Metro, Executive       2000       99,000       31,250        -0-                  2,756              13,613
Vice  President
                             1999       93,500       30,710        -0-                  -0-                 8,421
                             1998       86,989       24,760        -0-                  -0-                 6,307

Glen C. Terry*,              2000      109,167       39,480        -0-                 11,025               8,124
President & CEO, Solano
Bank
                             1999       41,667        5,000        -0-                  -0-                 2,510
                             1998          N/A          N/A        N/A                  N/A                  N/A

* Mr. Terry's employment with the Company began in August 1999.

The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Robinson, Ms. Metro, or Mr. Terry since the value of perquisites and other personal benefits did not exceed the reporting threshold.

All Other Compensation for each year includes contributions to The Vintage Bank's Profit Sharing and Salary Deferral 401(k) Plan. Contributions to the Bank's 401(k) Plan for Mr. Robinson were $13,334 in 2000, $12,561 in 1999, and $11,914 in 1998. Contributions to the Bank's 401(k) Plan for Ms. Metro were $7,431 in 2000, $6,779 in 1999, and $6,307 in 1998. Contributions to the Bank's
401(k) Plan for Mr. Terry were $1,800 in 2000 and $-0- in 1999.

All Other Compensation for each year also includes the full amount of The Vintage Bank's share of life insurance premiums paid pursuant to a split dollar life insurance plan and agreement with Mr. Robinson. By the terms of the Split Dollar Agreement dated November 21, 1994, The Vintage Bank has agreed to pay $23,312 of the policy's total annual premium of $24,922 for a period of ten years. On the tenth anniversary of the Split Dollar Agreement, or sooner on the occurrence of certain other events, Mr. Robinson is required to repay the total amount of premiums paid by the bank pursuant to the Agreement. In order to secure repayment of the total amount of premiums paid by The Vintage Bank, the policy has been collaterally assigned to the bank.

All Other Compensation for each year also includes amounts that would be payable on account of corporate changes specified in Mr. Robinson's employment agreement as described in the section of this proxy statement entitled "Termination of Employment and Change of Control Arrangements." The amount payable to Mr. Robinson ranges from:

o one year's base salary or the remainder of his base salary under his Employment Agreement if less than one year remains in the case of a corporate change approved by a majority of those directors who are unaffiliated with the person initiating the corporate change, to

o two year's base salary in the case of a multistep corporate change not approved by a majority of those directors unaffiliated with the person initiating the corporate change.

Director  fees  for  1998,  1999,  and  2000  of  $5,800,   $6,000,  and  $2,500
respectively, were deferred by Mr. Robinson pursuant to the Deferred Fee Plan described in the section of this proxy statement entitled "Compensation of Directors" and are not included in All Other Compensation for the years 1998, 1999, and 2000. All Other Compensation for 1999 and 2000 includes $2,648 and $654, respectively, which is the taxable benefit of Mr. Robinson's benefits under the Director Supplemental Retirement Program described in the section of this proxy statement entitled "Compensation of Directors."

Option Grants and Exercises

The following table sets forth information concerning individual grants of stock options during fiscal year 2000 to each of the Named Executive Officers, as adjusted to for the 5% stock dividends paid through March 20, 2001:

                                               Option Grants in Last Fiscal Year

                              Number of Securities
                               Underlying Options      % of Total Options Granted        Exercise or       Expiration
Name                               Granted (#)         to Employees in Fiscal Year    Base Price ($/Sh)       Date
----                               -----------         ---------------------------    -----------------       ----
Terry L. Robinson,
President and Chief                    -0-                         --                        --                --
Executive Officer

Kathi Metro, Executive
Vice President                       2,756 (1)                      5%                     $22.11           2/01/2010

Glen C. Terry, President
and Chief Executive                 11,025 (1)                     22%                     $22.11           2/01/2010
Officer, Solano Bank and
Chief Financial  Officer

(1) Options were granted on February 1, 2000 and are exercisable with respect to 20% thereof within 60 days of the Record Date.

The following  table shows exercises of stock options during fiscal year 2000 by the Named  Executive  Officers and the value at December 31, 2000 of unexercised options on an aggregated basis held by each such persons:
                     Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

                                                        Number of Securities              Value of Unexercised
                                             Value      Underlying Unexercised            In-the-Money Options
                         Shares Acquired    Realized    Options At Fiscal Year-End        at Fiscal Year-End
                         on Exercise (#)      ($)       Exercisable/Unexercisable         Exercisable/Unexercisable
  --------------------------------------- ------------- --------------------------------- -----------------------------
  Terry Robinson,               -0-           -0-       Exercisable for     2,315         Exercisable -      $ 4,620
  President and CEO                                     Unexercisable for   9,261         Unexercisable -    $18,481

  Kathi Metro,                  -0-           -0-       Exercisable for     3,647         Exercisable -      $29,327
  Executive Vice                                        Unexercisable for   5,187         Unexercisable -    $  -0-
  President.

  Glen C. Terry,                -0-           -0-       Exercisable for       -0-         Exercisable -      $  -0-
  President, CEO of                                     Unexercisable for  11,025         Unexercisable      $  -0-
  Solano Bank

For purposes of calculating the value of unexercised stock options as of December 31, 2000, it is assumed that the fair market value of the shares as of December 31, 2000, was $21.00 per share, as adjusted for the 5% stock dividend paid March 20, 2001. While the Board of Directors believes this to be a fair value, it is not necessarily indicative of the price at which shares may be bought or sold, since there is no established public trading market for the shares.

Long Term Incentive Plans - Awards in Last Fiscal Year

There were no transactions in 2000 which require disclosure in a table for long-term incentive plan awards.

Termination of Employment and Change of Control Arrangements

Effective March 1, 1999, The Vintage Bank entered into a new five (5) year Employment Agreement with Mr. Robinson as President and Chief Executive Officer of the bank. The Agreement provides that in the event of a termination by the bank without cause, Mr. Robinson must be paid severance pay equal to six months' base salary. In the event of certain specified corporate changes, including a merger, sale, transfer of The Vintage Bank's assets or an effective change in control of the bank, the bank may assign the Agreement to any successor entity, continue the Agreement or terminate the Agreement, provided that if the bank assigns or continues the Agreement, Mr. Robinson may either consent to such assignment or continuance or may elect to terminate the Agreement. If the Agreement is terminated by either party in connection with a corporate change meeting certain requirements, including approval by a majority of those directors who are unaffiliated with the person initiating the corporate change, Mr. Robinson must be paid severance pay equal to one year's base salary or equal to the remainder of his base salary under the Agreement if less than one year remains. If the Agreement is terminated in connection with any other corporate change, Mr. Robinson must be paid severance pay equal to two years' base salary. The maximum amount payable under Mr. Robinson's current employment agreement in connection with any corporate change is two years' base salary which for the years 1998, 1999 and 2000 was $328,000, $346,500, and $367,834, respectively.

Upon certain changes in control of The Vintage Bank fees deferred pursuant to the Deferred Fee Plan described in the section of this proxy statement entitled "Compensation of Directors," including accrued interest, are paid to the participating directors in a lump sum.

Compensation of Directors

The Board of Directors of North Bay has adopted a plan for the payment of fees to directors for attendance at meetings of the Board, meetings of the Board of Directors of The Vintage Bank or Solano Bank of which they are members, and committees of which they are members. In accordance with that plan, directors of North Bay are eligible to be paid a monthly fee of $1,000 for attendance at regular Board meetings and meetings of the committees on which they sit; provided, however, that Directors of North Bay also serving as directors of The Vintage Bank are eligible to be paid an aggregate monthly fee of $1,250 for attendance at regular Board meetings and meetings of committees on which they sit. Also, the Chairman of the Board of North Bay is eligible to be paid an additional $200 per month. Directors serving only on the

Board of Directors of The Vintage Bank are eligible to be paid a monthly fee of $750 for attendance at regular bi-monthly Board meetings and meetings of committees on which they sit. Also, the Chairman of the Board of The Vintage Bank is eligible to be paid an additional $100 per month. Persons who serve only on the Board of Directors of Solano Bank are not currently eligible to be paid a monthly fee for attendance at regular Board meetings or meetings of committees on which they sit. In all instances, the payment of fees to directors is subject to reduction for failure to attend the minimum number of meetings of the board and committees as specified in the North Bay Plan. Terry L. Robinson, President and Chief Executive Officer of North Bay and The Vintage Bank and a director of North Bay, The Vintage Bank and Solano Bank is not eligible to be paid any fees for attendance at regular Board meetings and committees on which he sits.

         Director Stock Options

In February 2000, Messrs. Long and Hewitt, newly elected non-employee directors of North Bay and Mr. Nicks, a newly appointed non-employee director of The Vintage Bank were granted options to purchase 6,300 shares of North Bay's common stock pursuant to the North Bay Stock Option Plan at a price of $22.11 per share, as adjusted for the 5% stock dividend paid March 20, 2001. These options become vested and exercisable in five equal installments at the first, second, third, fourth and fifth anniversaries of the date of the grant. The first installment will become exercisable on February 1, 2001.

In March 2000, Mr. Beckstoffer a newly appointed non-employee director of The Vintage Bank was granted options to purchase 6,300 shares of North Bay's common stock pursuant to the North Bay Stock Option Plan at a price of $22.68 per share, as adjusted for the 5% stock dividend paid March 20, 2001. These options become vested and exercisable in five equal installments at the first, second, third, fourth and fifth anniversaries of the date of the grant. The first installment will become exercisable on March 1, 2001.

On July 1, 2000, an option to purchase 6,300 shares of North Bay Common Stock at a price of $20.95 per share, adjusted for the 5% stock dividend paid on March 20, 2001, was granted to each director of Solano Bank, other than Directors Robinson, Gaw and Terry. This option vests and becomes exercisable in five (5) equal annual installments at the first, second, third, fourth, and fifth anniversaries of the date of grant. Accordingly, the first installment will become exercisable July 1, 2001.

The number of shares subject to purchase pursuant to each non-employee director's option is subject to adjustment upon the occurrence of any changes in capitalization of North Bay including stock splits and stock dividends. After giving effect to the stock split effective October 1, 1997, and stock dividends paid through March 20, 2001, the aggregate number of shares subject to each such director's option is 135,670, and the effective price per share is $18.03.

         Directors' Deferred Fee Plan

In August 1995, The Vintage Bank established a Deferred Fee Plan for the directors of North Bay, Solano Bank and The Vintage Bank including Mr. Robinson. The Deferred Fee Plan has been adopted by North Bay, and is now available to directors of North Bay, Solano Bank, and The Vintage Bank. The deferral program, provides for deferral, at the election of each director, of up to $15,000 of annual director fees. The deferral program commences at the time the director elects to participate and continues for a period which continues until the director completes ten years of service and attains retirement age. At the end of the deferral program or earlier in the event of disability, the deferred compensation, including accrued interest, is paid to the director in a lump sum or periodic payments over a specified period of time as selected by the director upon enrollment in the Deferred Fee Plan. If the director terminates his or her relationship with North Bay, Solano Bank and/or The Vintage Bank during the Deferred Fee Plan period for reasons other than death or disability, all amounts deferred, including accrued interest, will be paid in the manner selected by the director but accrued interest on the deferred compensation shall be calculated at an interest rate that is two-hundred basis points lower than the rate established by North Bay's Board of Directors in accordance with the Deferred Fee Plan.

In the event of death while a member of the Board of Directors, the director's beneficiary will receive the amount that would have been paid to the director had he or she remained in the program and attained his or her specified retirement age.

In 1995 The Vintage Bank paid an aggregate single premium of $1,040,000 to purchase life insurance policies on each director participating in the Deferred Fee Plan to fund its liability for the death benefit. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase in the cash value of the policies. The directors participating in the deferred program have no rights in the policies.

Management of North Bay believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of this deferred compensation program to North Bay is believed to be nominal.

         Director Supplemental Retirement Program

Effective January 1, 1999, The Vintage Bank established a Director Supplemental Retirement Program for the directors of The Vintage Bank including Mr. Robinson and The Vintage Bank's corporate secretary, Wyman G. Smith. Under the program and a retirement policy adopted by The Vintage Bank's Board of Directors, non-employee directors attaining age sixty-five are no longer eligible for re-election to the Board of Directors. Upon attaining retirement age and provided the participant has served on The Vintage Bank's Board of Directors or as an officer of The Vintage Bank for not less than ten years, participants are entitled to receive a defined benefit of $8,500 per year under the program in annual installments commencing thirty days following their retirement. The benefit is subject to an annual 2% cost of living increase commencing January 1, 2001.

In order to fund its liability under the program and minimize the impact of the program on The Vintage Bank's earnings, in 1998 The Vintage Bank paid an aggregate single premium of $2,462,000 to purchase life insurance policies to fund the retirement and death benefits. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase to the cash value of the policies. The directors participating in the program have no rights in the policies other than an endorsement for a portion of the death benefit.

Participants with less than five (5) years of service on the Board of Directors or to The Vintage Bank are not eligible to participate in the program. Participants who served for more than five years, but less than ten years, are entitled to receive a percentage of post retirement benefits determined by multiplying twenty percent (20%) times years of service in excess of five years.

The program also provides that a deceased participant's named beneficiaries shall receive a death benefit. On the death of a participant, The Vintage Bank receives a tax-free death benefit sufficient to fully recover all premiums paid on the deceased participant's specific life insurance policy.

Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the program to The Vintage Bank is believed to be nominal.

OTHER INFORMATION REGARDING MANAGEMENT

Management Indebtedness

Certain provisions of the California Financial Code and Federal Regulations enable state chartered banks to make loans to officers, directors and employees up to certain specified limits. From time to time Solano Bank and The Vintage Bank have made loans to such persons in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing for comparable transactions with other nonaffiliated persons at the time each loan was made, subject to the limitations and other provisions in California and Federal law. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships

Mr. Gaw, a Director of the Company, Solano Bank, and of The Vintage Bank and nominee for election to the Board of Directors, is a member and shareholder of the law firm of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation which North Bay, Solano Bank and The Vintage Bank have retained since their organization and propose to retain for specific matters during 2001. During 2000, fees received by Mr. Gaw's firm for these services totaled $85,559, of which $55,704 were billed to North Bay, $18,002 to Solano Bank, and $12,483 to The Vintage Bank.

Reports of  Changes in Beneficial Ownership

Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ending December 31, 2000, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ending December 31, 2000, and written representations from all reporting persons, all statements required by rules promulgated by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934 were timely filed, except for Director Thomas Lowenstein who filed a Form 4 due May 10, 2000 on February 13, 2001, and Director Terry L. Robinson who filed a Form 4 due September 10, 2000 on February 13, 2001.

2.       RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors of the Company has selected and appointed Arthur Andersen LLP, independent certified public accountants, to examine the financial statements of the Company for the year ending December 31, 2001. In recognition of the important role of the independent auditor, the Board of Directors has determined that its selection of the independent auditor should be submitted to the shareholders for review and ratification on an annual basis. The Board of Directors expects that a representative of Arthur Andersen LLP, will be in attendance at the Annual Meeting and will be provided the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions of shareholders.

During the fiscal year ended December 31, 2000, Arthur Andersen LLP provided professional services in connection with the audit of the financial statements of North Bay for the year ending December 31, 1999, gave North Bay's Board of Directors a post-audit briefing, prepared and completed North Bay's 1999 federal income and California franchise tax returns, provided assistance in completing North Bay's 1999 Annual Report to Shareholders and documents filed with the Securities and Exchange Commission, and consulted with North Bay's management regarding year end tax planning.

Audit Fees

The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year were $58,000.

Financial Information Systems Design And Implementation Fees

There were no fees billed by Arthur Andersen LLP for professional services rendered for information technology services relating to financial information systems design and implementation for fiscal year 2000.

All Other Fees

The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", were $40,950.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voting at the meeting, assuming a quorum is present, is required to ratify the appointment of Arthur Andersen LLP to audit the financial statements of North Bay for the fiscal year ending December 31, 2001. An abstention or failure to vote shares represented and entitled to vote at the meeting will be treated as a negative vote. The Board of Directors recommends that shareholders vote FOR this proposal.

                           Availability of Form 10-KSB

A copy of the Company's 2000 Annual Report on Form 10-KSB, including financial statements and financial statement schedules required to be filed with the Securities Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Pansy F. Smith, Assistant Corporate Secretary, North Bay Bancorp, P.O. Box 2200, Napa, California 94558.

                              Shareholder Proposals

The 2002 Annual Meeting of Shareholders will be held on April 23, 2002. November 28, 2001, is the date by which shareholder proposals intended to be presented at the 2002 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2002 proxy statement and form of proxy relating to that meeting. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Bank's Proxy Statement, if notice of such proposal is not received by February 11, 2002, such notice will be considered untimely, and the Company's proxy holders shall have discretionary authority to vote on such proposal.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated:   March 28, 2001.                              For the Board of Directors
         Napa, California

                                                      --------------------------
                                                      Wyman G. Smith, III
                                                      Corporate Secretary

                                   APPENDIX A.

                                 [OMIT GRAPHIC]


AUDIT COMMITTEE CHARTER

ORGANIZATION

         The Audit Committee of the Board of Directors shall be comprised of at least three Directors who are independent of Management and the Company.

Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from Management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

         The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, regulators and investment community relating to corporate accounting, reporting practices of the company and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Directors, the independent auditors, the regulators, the internal auditors and the financial management of the Company.

RESPONSIBILITIES

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible. Flexibility is needed to best react to changing conditions and to ensure to the Directors, shareholders and regulators that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

>> Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

>> Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

>> Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

>> Review and concur with Management's appointment, termination or replacement of the internal audit, compliance review, credit administration and credit review outsourcing firms. The Audit Committee has the authorized responsibility to appoint, terminate or replace these firms and personnel.

>> Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year along with the procedures to be utilized and the adequacy of the independent auditors' compensation. At the conclusion of each review or audit, the Committee review the report, including any comments or recommendations of the independent auditors.

>> Review with the independent auditors the Company's internal auditor or outsourcing representative and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the Code of Conduct.

>> Review reports received from regulators concerning legal and regulatory matters that may have a material effect on the financial statement related Company compliance policies.

>> Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

>> Review the internal audit, credit administration and credit review functions of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. Additionally, all credit review outsourcing reports will be reviewed by the Committee. The internal audit, compliance review, credit administration and credit review functions shall report directly to the Audit Committee. For operational purposes, on a daily basis these functions shall report to the CEO or his designated officer.

>> Review the policies and procedures in effect for considering officers' expenses and perquisites.

>> Inquire of Management, the internal audit and credit administration review firms and the independent auditors about significant risks or exposures and assess the steps Management has taken to minimize such risks to the Company.

>> Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

>> Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matter required to be communicated to the Committee by the auditors. The Chair of the Committee may act on behalf of the Committee for the purpose of this review. Following 2000 year-end, the Company's independent auditor will provide a quarterly written opinion regarding the Company's financial condition.

>> Review the financial statements contained in the Annual Report to Shareholders with Management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in or adoptions of accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principals and the clarity of the financial disclosure practices used or proposed to be used and, particularity, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

>> It is the responsibility of the Chairman of the Audit Committee to communicate and interact with other Committees of the Board and the Board itself on all matters of importance.

>> The Committee Chairperson will be authorized to meet with the independent auditors and financial management of the Company to review their reports on behalf of the Committee.

>> Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of Management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of the audit.

>> Review accounting and financial human resources and succession planning within the Company.

>> Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other director questions (alternatively, the other Directors, particularly the other independent Directors shall be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed.)

>> Review the nature and scope of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors' independence.

>> On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

>> Determine that the external auditors had a peer review and the results of such review.

>> Review the report of the Audit Committee in the Proxy Statement disclosing whether or not the Committee has reviewed and discussed with Management and the independent auditors, as well as discussed within the Committee (without Management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements as to their conformity with GAAP based on those discussions. The Audit Committee should recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

>> Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

>> Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. Also, when necessary, the Committee should review and assess conflict of interests and related party transactions.

>> Review the Company's disclosure in the Proxy Statement for its Annual Meeting of Shareholders that states that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Shareholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

>> The Committee should conduct a self-assessment of its performances in the interest of continuous improvement. This self-assessment should occur at least every two years. An outside facilitator may be used to conduct this self-evaluation.

SUBSIDIARY BANKS

         This  Audit  Charter  shall  be  adopted,  where  applicable,   by  the
subsidiary Banks.

FREQUENCY OF MEETINGS

         The Audit Committee should meet as a minimum quarterly.

         COMMITTEE EDUCATION AND ORIENTATION

         Whenever possible, members of the Committee are expected to attend association conferences, meetings and classes for continuing education and exposure to the banking business and environment in which the Company operates.

         AUDIT COMMITTEE PLAN

         The Committee should develop an annual Audit Committee Plan which is responsive to the primary Audit Committee responsibilities for the review and approval of the Plan by the full Board.

                          APPENDIX TO EDGARIZED FILING

                          NORTH BAY BANCORP PROXY CARD

X   PLEASE MARK VOTES                        REVOCABLE PROXY
    AS IN THIS EXAMPLE

         This proxy is solicited on behalf of the Board of Directors and may be revoked prior to the meeting.

                                NORTH BAY BANCORP

The undersigned hereby appoints Terry L. Robinson and Wyman G. Smith, III, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of North Bay Bancorp held of record by the undersigned on March 1, 2001, at the annual meeting of shareholders to be held on April 24, 2001, or any adjournment thereof. The undersigned hereby further confers upon such Proxies, and each of them, or there substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any adjournment thereof, including discretionary authority to cumulate votes in the election of directors.

The undersigned acknowledges receipt (a) the Notice of Annual Meeting and accompanying Proxy Statement and (b) an Annual Report of the Company for the fiscal year ended December 31, 2000, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

Please be sure to sign and date             Date _________
this Proxy in the box below.

______________________                      _____________________________
Stockholder sign above                      Co-holder (if any) sign above

1. ELECTION OF DIRECTORS
NOMINEES:

Thomas N. Gavin; David B. Gaw; Fred J. Hearn; Conrad W. Hewitt; Harlan R. Kurtz; Richard S. Long; Thomas H. Lowenstein; Thomas F. Malloy; Terry L. Robiinson; James E. Tidgewell

For : ____         Withhold:___       For All Except ____

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For
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2. PROPOSAL TO RATIFY THE  APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT
PUBLIC ACCOUNTANTS OF THE COMPANY.

  For ___  Against ___       Abstain ____

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees named on this Proxy Card and for Proposal 2.
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                                North Bay Bancorp
                               1500 Soscol Avenue
                             Napa, California 94559

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